Merger of Merger of and and May 2007 Exhibit 99.1

Investor Presentation
This presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Oakmont Acquisition
Corp. (“Oakmont”) on M ay 4, 2007.  Oakmont is holding presentations for its stockholders regarding the merger of Oakmont and Brooke Credit Corporation (“BCC”), as described in earlier Form 8-Ks filed by Oakmont which describe the merger in more detail.
Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of Oakmont’s initial public offering (“IPO”)
consummated in July 2005, is assisting Oakmont in these efforts without charge, other than the reimbursement of out-of-pocket expenses, although Morgan Joseph has a financial interest in the successful consummation of the proposed merger with Brooke
Credit.  As a part of its underwriting compensation in Oakmont’s IPO Morgan Joseph received an option to purchase up to a total of 720,000 Oakmont units.  If the merger with Brooke Credit is not consummated this option will have no further economic value.  Morgan Joseph has also served as financial advisor to Brooke Credit in connection with the negotiation of the merger.  In connection with such services, Morgan Joseph is entitled to receive additional cash compensation upon the closing of the merger equal to 5.0% of the amount of cash and cash held in trust funds on Oakmont’s balance sheet as of the closing date of the merger.  Morgan Joseph will only receive this additional compensation from Brooke Credit if the merger is consummated.
Finally, Morgan Joseph has provided investment banking and financial advisory services to Brooke Credit in the past, for which
Morgan Joseph received customary compensation comprising a cash fee and warrants to purchase 100,446 shares of Brooke
Credit common stock.  Oakmont, BCC, their respective directors and executive officers and Morgan Joseph may be deemed to be participants in the solicitation of proxies for the Oakmont special meeting of stockholders at which stockholders will be asked to approve this transaction.
Stockholders of Oakmont and BCC and other interested persons are advised to read Oakmont’s preliminary proxy statement and, when available, Oakmont’s definitive proxy statement in connection with Oakmont’s solicitation of proxies for the special meeting at which Oakmont’s stockholders will be asked to approve the merger because these proxy statements contain important information. Such persons can also read Oakmont’s final prospectus, dated July 12, 2005, as well as periodic reports, for more information about Oakmont, its officers and directors, and their interests in the successful consummation of this business combination.
The definitive proxy statement will be mailed to Oakmont’s stockholders as of a record date to be established for voting at the special meeting.  Oakmont’s stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and
Exchange Commission’s Internet site at (http://www.sec.gov).

Forward-Looking Statements
This presentation may contain forward-looking statements about Oakmont Acquisition Corp.
(“Oakmont”), Brooke Credit Corporation (“BCC”) and their combined business after completion of the merger. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Oakmont’s and BCC’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:
– A significant part of BCC’s business strategy involves originating new loans and our failure to grow may adversely affect BCC’s business, prospects, results of operations and financial condition.
– BCC’s borrower’s financial performance (which may be affected by, among other conditions, a softening insurance market and rising interest rates) may adversely affect their ability to repay amounts due to BCC.
– BCC’s financial condition could be adversely affected if BCC is unable to fund loans through sales to third parties.
– BCC makes certain assumptions regarding the profitability of its securitizations, participations, warehouse lines and other funding vehicles which may not prove to be accurate.
– The value of the collateral securing BCC’s loans to borrowers may be adversely affected by the borrowers’ actions.
– Potential litigation and regulatory proceedings could materially adversely affect BCC’s financial condition.

Forward-Looking Statements
– BCC is dependent on key personnel.
– BCC may be required to repurchase loans sold with recourse or make payments on guarantees.
– BCC may not be able to accurately report financial results or prevent fraud if BCC fails to maintain an effective system of internal controls over financial reporting.
– Efforts to comply with the Sarbanes-Oxley Act will entail significant expenditures; non-
compliance with the Sarbanes-Oxley Act may adversely affect BCC.
– BCC may not be able to achieve the loan origination, loan pricing, operating expense, sources of funding, fee and other income levels that it has assumed.
– BCC may not be able to secure the lines of credit and additional sources of funding necessary to accommodate BCC’s growth
– Changes in economic, political and regulatory environments, governmental policies, laws and regulations, including changes in accounting policies and standards and taxation requirements
(such as new tax laws and new or revised tax law interpretations) could materially adversely affect BCC’s operations and financial condition.
Other relevant risks are described in the amended Preliminary Proxy Statement filed on May 2, 2007 by
Oakmont with the SEC.  The information set forth herein should be read in light of such risks.  Neither
Oakmont, nor BCC assumes any obligation to update the information contained in this presentation.  As a “blank check” company, the safe harbor provided for in the Private Securities Litigation Reform Act of
1995 does not apply to Oakmont in connection with the proposed merger.

- 5 - Table of Contents Executive Summary Why Specialty Finance and Why BCC? BCC Overview Transaction Summary Appendix

- 6 - Executive Summary

Executive Summary
Oakmont and its merger with BCC
Oakmont Acquisition Corp. (“Oakmont”) is a blank check company
– In July 2005, Oakmont raised $51.5 million through its IPO (8.58 million units at $6.00 each)
– Each unit consisted of one share of common stock and two warrants with an exercise price of $5.00 and an expiration date of 7/11/09
– As of December 31, 2006, approximately $48.9 million of the offering proceeds including interest are in a trust account
On February 8, 2007, Oakmont entered into a definitive agreement to merge with Brooke Credit Corporation (“BCC”) in an all-stock transaction; the definitive agreement was amended as of April 30, 2007
BCC is a specialty finance company that makes senior secured loans to insurance-related businesses, such as retail insurance agencies, managing general agencies, and funeral homes (funeral homes that generate revenues derived from the sale of pre-need life insurance products)
– BCC  is a wholly-owned subsidiary of Brooke Corp., which is a publicly traded company listed on the NASDAQ under the ticker BXXX
The merger is expected to close in the second quarter of calendar 2007
The combined entity will seek NASDAQ listing and plans to be publicly traded as Brooke Credit Corporation
Brooke Corp. will be the majority shareholder (prior to the exercise of outstanding Oakmont warrants)
Mr. Robert Skandalaris, Oakmont’s CEO, has agreed to use reasonable best efforts to purchase approximately 333,333 shares of Oakmont common stock in the open market, valued at approximately $1.9 million
Mr. Mick Lowry , BCC’s CEO, indicated his intent to purchase at least 100,000 shares of Oakmont in the open market
Significant earnout shares based on achieving 2007 and 2008 adjusted earnings of $15.0 million and $19.0 million, respectively (5,000,000 shares)

- 8 - Why Specialty Finance and Why BCC?

Why Specialty Finance?
Specialty Finance Companies offer growth potential with limited competition and lower marketing costs than traditional lenders
– Small business lending comprises a significant portion of the specialty finance universe
– Typically target traditionally underserved and niche growth industries
– Marketing efforts tend to be more effective and cost efficient due to targeted focus on specific industries
Investors benefit from lender specialization
– As a result of lender specialization, specialty finance companies can better underwrite, measure, and control loan quality as compared to traditional or generalist lenders
Specialty Finance Companies appeal to small business owners
– Specialty finance companies create loan products more specific to a borrower’s business
• Typically result in more flexible and accommodating capital for small business owners
– The loan approval process is more friendly to the borrower, due to the lenders’ understanding of their borrowers’ businesses
• Standardized underwriting, due diligence, and documentation that typically results from specialized lending
Specialty Finance Companies benefit traditional lenders
– Traditional or generalist lenders typically lack underwriting expertise in niche industries, which discourages them from loaning directly to these specialized borrowers
– Traditional lenders tap niche industries by funding specialty finance companies or purchasing loans/asset-
backed securities in which they benefit from the lender specialization of specialty finance companies
– Relationships with traditional lenders strengthen funding capacity and promote continued growth for specialty finance companies

Why BCC?
BCC is a leading provider of senior secured loans to insurance-related businesses, including funeral homes that sell pre-need life insurance, in the United States
–
December 31, 2006 book value of $64.4 million ($109 million pro forma¹)
– Loan portfolio of $483.3 million as of December 31, 2006
– Achieved 74% annualized growth rate in loan portfolio during 2006
Has generated $672 million in new loans since 2001
To-date has closed six loan securitizations, resulting in approximately $188 million in asset-backed securities issued
Has increased interest spreads as loan programs have evolved and seasoned
Lending to “main street businesses,” a large, underserved
market with financing needs
– Established reputation within the insurance and death care industries
– Primarily to provide senior secured acquisition financing
backed by personal guarantees to the following borrowers:
• Retail Insurance Agencies (Franchise)
• Retail Insurance Agencies (Non-Franchise)
• Managing General Insurance Agencies (“MGAs”)
• Independent Funeral Home Owners
1
Assumes maximum shareholder approval
Misc. Loans
1%
MGA Loans
18%
Funeral Home
Loans
12%
Retail
Insurance
Agencies (Non
Franchise)
11%
Retail
Insurance
Agencies
(Franchise)
58%

1
According to FutureOne 2006 Agency Universe Study conducted by Independent Insurance Agents and Brokers of America.
2
According to 2004 National Directory of Morticians.
Why BCC?
Unique business model with entrenched relationships
– Proprietary loan sourcing network provides steady stream of high-quality loan candidates
– Deep credit underwriting expertise with proven success
– Payment lockbox arrangement helps ensure control of cash flow from retail agency borrowers
– Proprietary loan funding network 150+ institutions strong
– Proprietary collateral preservation platform, which features the use of licensed insurance professionals and funeral home directors in monitoring and fixing distressed businesses, results in better control over credit quality
Impressive loan portfolio growth and financial results
– Loan portfolio grew 74% to approximately $483 million during fiscal 2006
– Five year portfolio CAGR of 62%
– As a result of lender specialization and unique collateral preservation platform, BCC is better able to monitor and control credit quality
– For fiscal years ended 2004, 2005, and 2006, BCC generated $2.2, $6.1, and $7.0 million of net income, resulting in a three year earnings CAGR of 48%
Attractive target markets with underserved need
–
Over 37,500 independent insurance agencies¹ and 21,000 independent funeral homes² in the U.S.
– Aging insurance agency entrepreneurs nearing retirement seeking liquidity
– Agencies have strong, predictable cash flow
– Deconsolidation trend of smaller funeral homes from public company consolidators creates need for acquisition financing

Why BCC?
Pioneer in their industry with limited competition
– Intangible nature of the asset collateral deters most traditional banks and lending institutions because they lack underwriting expertise to effectively measure and control credit quality
– SBA lenders offer similar loans but at less favorable terms and can be an administrative burden for small insurance businesses
– Potential competitors have fewer sourcing relationships and funding outlets, putting them at a disadvantage
Proprietary relationships with diversified loan funding sources
– Loan participations and asset-backed securities sold to nationwide network of over 150 banks
– Pioneered securitization program of insurance agency loans; subsequently closed six securitizations with asset-backed securities issued of approximately $188 million
– Five lines of credit with total availability of $100 million provides immediate source of loan funding
Well-positioned to be a public company
– Led by experienced management team that has been instrumental in BCC’s growth since inception
– Public parent has required diligent fiscal and operational discipline; BCC is currently in testing phase of SOX
404
– Mature securitization model and relationship within over 150 funding partners, resulting in increased due diligence and increased underwriting and loan servicing discipline
– Management has created an entrepreneurial firm with the systems and transparency of a public company

- 13 - BCC Overview

BCC has well-developed processes to measure loan quality through extensive credit analysis, background checks, in-person interviews, and third-party diligence
BCC has deep expertise in underwriting loans to a demographic with intangible business assets
The underwriting process measures human capital, which BCC believes is the key to creating business value in this sector, by use of personality and skills testing
BCC has two types of ongoing loan servicing: Standard
and Special
– Standard loan servicing includes boarding loans, collecting and processing loan payments;
performed primarily by third-party firms such as Bank of NY or Textron Financial
– Special loan servicing features close monitoring and ranking of loan performance and utilization of collateral preservation and loss mitigation activities to preserve underperforming loans
BCC Overview
What BCC Does
BCC currently lends to four basic types of borrowers:
Historically these groups have been underserved by traditional lenders
– Managing general agencies (MGAs)
– Independent funeral home owners
– Retail insurance agencies (Franchise)
– Retail insurance agencies (Non-Franchise)
BCC receives a steady stream of loan referrals from three primary sources:
– Proprietary Loan Sourcing Network offers high-quality loan referrals
–
Brooke Franchise, affiliate company of BCC, that is a nationwide franchisor of property and casualty (P&C) insurance agencies
– Internal loan-sourcing professionals generate loans through well-planned marketing efforts
TARGET
DEMOGRAPHICS
LOAN
SOURCING
LOAN
UNDERWRITING
ONGOING LOAN
SERVICING

BCC Overview
Loan Summary
10 years 15 years 12 years 15 years
Maximum
Maturity
$5.0 million $747,000 $594,000 $290,000
Average Loan
Size
18 50 85 590
Number of
Obligors
18 75 91 962
Number of
Loans
$89.5 million $56.0 million $54.0 million $279.0 million Loan Amount
MGA Loans
Funeral
Home Loans
Retail Agency
Loans (Non-
Franchise)
Retail Agency
Loans
(Franchise)

Company maintains five lines of credit for on-balance sheet funding
Bank lines used for immediate on-balance sheet funding needs
Cumulative availability of $100 million
Cost of  funds is expected to continue to improve as the loan portfolio seasons
BCC pioneered the securitization of insurance agency loans
Completed six securitizations to date and issued approximately
$188 million in asset-backed securities
Most profitable off-balance sheet loan funding method
Non-recourse sale of loan participation interests in loans
BCC is responsible for ongoing servicing but transfers credit risk off-balance sheet to loan participants
Used as a seasoning platform for new loan types
BCC Overview
Loan Funding
Loan
Participations
Loan
Securitizations
Warehouse
Lines
On-Balance Sheet Funding Methods
Off-Balance Sheet Funding Methods
Participations
Securitizations
On-Balance Sheet
12/31/2005
34%
51%
15%
12/31/2004
47%
29%
24%
12/31/2006
31%
35%
34%

$ in millions

$ in millions

$ in millions

Total Loans ($ in mm)

BCC Overview
Historical Operating Results
Revenues
Loan Portfolio Growth
Book Value
Increasing Size of Securitizations
$43
$60
$108
$183
$277
$483
$-
$100
$200
$300
$400
$500
$600
2001 2002 2003 2004 2005 2006
Aggregate Balance New Originations
$16
$24
$25
$41
$64
$65
$0
$10
$20
$30
$40
$50
$60
$70
$80
Apr 2003 Nov 2003 Jun 2004 Mar 2005 Dec 2005 Jul 2006
Securitization Date
Total Loans
$1.3
$4.3
$6.7
$8.3
$18.4
$26.8
$-
$5
$10
$15
$20
$25
$30
2001 2002 2003 2004 2005 2006
$2.9
$5.0
$7.3
$18.2
$39.2
$64.4
$-
$10
$20
$30
$40
$50
$60
$70
2001 2002 2003 2004 2005 2006

BCC intends to implement the following initiatives to facilitate high growth
Enhance Marketing Effort
– Continue expanding its relationships with consultants, consolidators, and franchisors to discover new leads
– Increase direct marketing efforts to banks and business owners
Further Streamline Underwriting
– Increase the efficiency of the underwriting process by expanding personnel resources, enhancing risk profiling measures, and continuing emphasis on senior management’s oversight to ensure future credit quality
Further Streamline Special Loan Servicing Activities
– Continue the raising of the reporting requirements, expand and develop special loan servicing personnel, and continue emphasis on oversight by senior staff on loss mitigation activities
Formalize new collateral preservation services agreements
– Increasing relationships with collateral preservation agents will assist in portfolio growth and provide expertise in possible additional vertical markets.
Enhance Loan Funding
– Through several courses of action, BCC intends to continue to negotiate increasingly favorable pricing spreads and increase its network of bank relationships to enhance the cost and efficiency of its loan funding activities
BCC Overview
Growth Strategy

BCC Overview
BCC’s Historical Income Statement
($ in thousands) 2004 2005 2006
OPERATING REVENUES:
Interest Income, net 5,739 $                   10,674 $                 19,147 $
Gain on Sale of Notes Receivable 2,448                     7,459                     7,409
Other Income 64                          316                        224
Total Operating Revenues 8,251                     18,449                   26,780
OPERATING EXPENSES:
Other Operating Interest Expense 717                        1,920                     3,125
Payroll Expense 1,441                     1,483                     1,596
Amortization 973                        1,120                     876
Other Operating Expense 1,121                     2,802                     5,999
Total Operating Expenses 4,252                     7,325                     11,596
Income from Operations 3,999                     11,124                    15,184
Interest Expense 648                        1,288                     3,919
Income Before Taxes 3,351                     9,836                     11,265
Provision for Income Taxes 1,139                     3,738                     4,281
Net Income 2,212 $                  6,098 $                  6,984 $

BCC Overview
BCC’s Historical Balance Sheet
($ in thousands) 2004 2005 2006
ASSETS:
Cash 5,697 $                   2,855 $                   4,358 $
Restricted Cash -                            -                            564
Notes & Interest Receivable, net 49,360                   43,221                   169,186
Other Receivables 48                          591                        496
Securities 17,115                   44,681                   50,320
Interest-Only Strip Receivable 2,509                     1,434                     4,511
Total Current Assets 74,729                   92,782                   229,435
Deferred Charges 650                        779                        5,691
Servicing Asset 2,948                     2,726                     4,564
Receivable from Parent -                            -                            13,501
Prepaid Expenses and Other Assets 495                        342                        1,037
Total Assets 78,822 $               96,629 $               254,228 $
LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts Payable 237 $                     298 $                     2,751 $
Interest Payable 645                        664                        1,457
Income Tax Payable to Parent 1,139                     3,738                     782
Current Deferred Income Tax Payable -                            -                            1,196
Payable to Parent 16,532                   12,978                   -
Payable Under Participation Agreement 2,452                     10,857                   33,479
Short-Term Debt 27,097                   8,787                     96,644
Current Maturities of Long-Term Debt 765                        3,485                     16
Total Current Liabilities 48,867                   40,807                   136,325
Long-Term Deferred Income Tax Payable 259                        247                        7,685
Servicing Liability 124                        115                        74
Long-Term Debt less Current Maturities 11,421                   16,230                   42,894
Warrant Obligation -                            -                            2,821
Total Liabilities 60,671 $               57,399 $               189,799 $
Common Stock 65 $                       65 $                       57 $
Treasury Stock (15)                         (15)                         -
Additional Paid-In Capital 10,641                   25,641                   43,134
Additional Paid-In Capital - Warrants -                            -                            900
Retained Earnings 6,958                     13,056                   20,040
Accumulated Other Comprehensive Income 502                        483                        298
Total Stockholders' Equity 18,151                    39,230                   64,429
Total Liabilities and Stockholders' Equity 78,822 $               96,629 $               254,228 $

BCC Overview
Other Considerations
Experienced management team with proven ability to deliver results
Strong earnings visibility resulting from seasoned loans
Ability to grow portfolio via other insurance related verticals
Already on path for Sarbanes-Oxley compliance with minimal incremental new expenses; BCC has been subject to Sarbanes-Oxley compliance requirements as a consolidated subsidiary of Brooke Corporation and is currently testing its Sarbanes-Oxley Act Section 404 compliance
Post Merger Considerations:
Equity capital will be used to fund the continued growth of the portfolio
Institutional familiarity due to status as subsidiary of a public company

- 22 - Transaction Summary

Transaction Summary
Oakmont entered a definitive agreement providing for the merger of BCC and
Oakmont, with Oakmont surviving the merger and changing its name to Brooke
Credit Corporation
Under the terms of the Plan of Merger, the total consideration paid to the equity holders of BCC by Oakmont consists of:
– 17,455,090 newly issued shares of Oakmont stock at closing
– 5,000,000 Earnout Shares as follows:
• 4,000,000 shares to be issued post-merger upon BCC achieving 2007 adjusted earnings of at least $15.0 million
• 1,000,000 shares to be issued post-merger upon BCC achieving 2008 adjusted earnings of at least $19.0 million
Combined entity expects to seek a NASDAQ listing upon closing
Brooke Corp. will be the majority shareholder of the combined entity (prior to the exercise of outstanding Oakmont warrants)

Transaction Summary
Pro Forma Ownership
Proforma Ownership (Assuming Earnout)
1,5
Proforma Ownership (Assuming NO Earnout)
2,5
(thousands)
Basic³
Diluted
4
Basic³
Diluted
4
Oakmont Stockholders 10,575     32.0% 27,725     55.3% Oakmont Stockholders 10,575     37.7% 27,725     61.4%
Brooke Corp. 19,124     57.9% 19,124     38.1% Brooke Corp. 14,865     53.0% 14,865     32.9%
BCC Management 1,875       5.7% 1,875       3.7% BCC Management 1,458       5.2% 1,458       3.2%
Other Existing BCC Equityholders 1,456       4.4% 1,456       2.9% Other Existing BCC Equityholders 1,132       4.1% 1,132       2.5%
  Total 33,030 100.0% 50,181 100.0%   Total 28,030 100.0% 45,181 100.0%
Basic Diluted Basic Diluted
32.0%
4.4%
5.7%
57.9%
Oakmont Stockholders Brooke Corp. BCC Management Other Existing BCC Equityholders
38.1%
3.7%
2.9%
55.3%
37.7%
4.1%
5.2%
53.0%
61.4%
2.5%
3.2%
32.9%
Notes:
1
Earnout consists of 4,000,000 shares to be issued upon BCC achieving 2007 adjusted earnings of at least $15.0 million, and 1,000,000 shares to be issued upon BCC achieving 2008 adjusted earnings of at least $19.0 million.
2
Assumes that none of the 5,000,000 potential earnout shares are issued.
3
Assumes no Oakmont warrants exercised.
4
Assumes the exercise of outstanding Oakmont warrants
5
Assumes no redemptions and no exercise of Underwriters’ Purchase Option (UPO).  Assuming a cashless exercise of the UPO, UPO would result in the issuance of no new shares at a stock price of $6.30 per share or less, and approximately 559,000 shares at a stock price of $8.50 per share.

- 25 - Appendix

Key Executives – BCC
Anita Larson – Chairman of the Board, Director
– Joined Brooke Corp. in 1999
– Chairman / Director of BCC since April 2006
– President / COO of Brooke Corp. since January 2005
– Prior Experience: The Equitable Life Assurance Society of the United States; First Security Benefit Life
Insurance and Annuity Company
Mick Lowry – President, CEO and Director
– Joined BCC in 1998
– Served in current capacity since 2003
– Prior Experience: Sunflower Bank in Salina, Kansas
Leland Orr, CPA – Interim Chief Financial Officer
– CFO of Brooke Corp. since 1995
– Director and Treasurer of Brooke Corp. since 1986
– Member of Audit and Executive Committees of Brooke Corp.
– Prior Experience: Brooke State Bank; Kennedy, McKee & Company

Key Executives – Oakmont
Robert J. Skandalaris – Chairman and Chief Executive Officer
– Managing Director and Principal of Quantum Value Management, LLC
– Founder and current Chairman of Noble International Ltd., a full-service provider of tailored laser welded blanks and tubes for the automotive industry
– Prior to founding Noble in 1993, Mr. Skandalaris was Vice Chairman and a shareholder of The Oxford
Investment Group, Inc., a Michigan-based merchant banking firm, and served as Chairman and Chief
Executive Officer of Acorn Asset Management, a privately held investment advisory firm
– Began his career as a CPA with the national accounting firm of Touche Ross & Co.
– Mr. Skandalaris holds a B.A. from Michigan State University and a M.S.A. from Eastern Michigan University
Michael C. Azar – President, Principal Accounting Officer, Secretary, and Director
– Managing Director and Principal of Quantum Value Management, LLC
– Served as Vice President and Secretary for Noble International, Ltd. since 1996, and as General Counsel from 1996 to 2006
– He also served as a member of Noble’s Board of Directors from December 1996 until November 1997
– Executive officer of Veri-Tek International, Corp., a publicly traded equipment manufacturer
– Prior to joining Noble, Mr. Azar was employed as General Counsel to River Capital, Inc., an investment banking firm
– Mr. Azar holds a B.A. from Kalamazoo College and a J.D. from the University of Detroit